Exhibit 99.1

AMERICAN ELECTRIC TECHNOLOGIES ANNOUNCES FILING OF PRELIMINARY PROXY STATEMENT RELATED TO SHARE EXCHANGE TRANSACTION WITH STABILIS ENERGY AND AMENDMENT TO SHARE EXCHANGE AGREEMENT

May 9, 2019.  American Electric Technologies, Inc. (the “Company” or “AETI”) (NASDAQ: AETI) today announced that it has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) related to its business combination with Stabilis Energy, LLC (“Stabilis”) and its subsidiaries (the “Transaction”) announced on December 17, 2018. The information in the preliminary proxy statement is not complete and may be changed. The combined business will include Stabilis’ small-scale liquefied natural gas (“LNG”) production and distribution business as well as AETI’s existing international businesses. The transaction is expected to close during the third quarter of 2019, subject to approval by the AETI stockholders and other customary closing conditions. AETI also announced that it has amended the terms of its share exchange agreement with Stabilis dated December 17, 2018 (the “Share Exchange Agreement”).

Peter Menikoff, Chairman and Chief Executive Officer of AETI, commented, “The Board of Directors believes that the Transaction continues to be in the best interests of both AETI and its Shareholders.”

Jim Reddinger, President and CEO of Stabilis, added, “We are pleased to proceed with this transaction to create a public company growth platform in the small-scale LNG industry. We believe that small-scale LNG has significant growth potential in North America and beyond, and that this transaction will give us the opportunity to become a leader in that market.”

Pursuant to the amendment to the Share Exchange Agreement dated May 8, 2019 (the “Amendment”):  (1) Stabilis will reimburse the Company for up to $650,000 of the Company’s fees and expenses of counsel, investment bankers and accountants in connection with the Share Exchange Agreement and the Transaction; (2) the number of shares of common stock that the Company will issue to acquire Stabilis and its subsidiaries will increase to an aggregate amount equal to 90% of the outstanding shares of the Company’s common stock upon completion of the Transaction; (3) the date on or after which the Share Exchange Agreement may be terminated if the closing of the  Transaction has not occurred is extended to September 30, 2019, subject to certain exceptions; and (4) the Company will adhere to an agreed upon budget until the termination or closing of the Share Exchange Agreement, as amended.

Mr. Menikoff commented, “The board determined that it was in the best interest of AETI and its shareholders to adjust the equity consideration in the Transaction in order to receive the substantial contribution by Stabilis towards AETI’s fees and expenses incurred in connection with the Transaction.”

The foregoing description of the amendment to the Share Exchange Agreement is not complete and is qualified in its entirety by reference to the full text of the amendment which will be filed with the Securities and Exchange Commission on Form 8-K in the near future.

Cautionary Note Concerning Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “believe,” “expected,” “will,” “plan,” “may,” “could,” “should,” “predicts,” “potential” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, AETI’s expectations with respect to future performance of the combined company, anticipated financial impacts of the proposed business combination, approval of the transaction-related matters by AETI’s shareholders, the satisfaction of the closing conditions to the transaction and the completion of the share exchange transaction.

Such forward-looking statements relate to future events or future performance, but reflect the parties’ current beliefs, based on information currently available. Most of these factors are outside the parties’ control and are difficult to predict. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Factors that may cause such differences include, among other things: the possibility that the business combination does not close or that the closing may be delayed because conditions to the closing may not be satisfied, including the receipt of requisite AETI shareholder and other approvals, the performance of Stabilis and AETI, future demand for and price of LNG, availability and price of natural gas, unexpected costs, liabilities or delays in the business combination transaction, the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement; and general economic conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors are contained in the preliminary proxy statement filed by AETI with the SEC on May 9, 2019 and its Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on November 14, 2018. All subsequent written and oral forward-looking statements concerning AETI and Stabilis, the business combination transactions described herein or other matters and attributable to AETI, Stabilis, or any person acting on behalf of any of them are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither AETI nor Stabilis undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Additional Information About the Stabilis Transaction and Where to Find it

The proposed Transaction has been approved by the board of directors of the Company and the owners of Stabilis and its subsidiaries, and will be submitted to stockholders of the Company for approval of the issuance of the Company common stock in connection with the Transaction and other Transaction related matters at a Special Meeting of stockholders. In connection with that Special Meeting, the Company has filed with the SEC a preliminary proxy statement containing information about the proposed Transaction and the respective businesses of Stabilis and the Company. The Company will file with the SEC and mail a definitive proxy statement and other relevant documents to its stockholders entitled to vote.

Company stockholders are urged to read the preliminary proxy statement, any amendments thereto, the definitive proxy statement AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIREY in connection with the Company’s solicitation of proxies for the Special Meeting to approve the Transaction- related matters, because these documents will contain important information about Stabilis, the Company and the proposed Transaction. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the matters related to the proposed Transaction. Stockholders will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, without charge, at the SEC's website (www.sec.gov). Copies of the Company’s proxy statement can also be obtained free of charge by directing a request to Peter Menikoff, CEO of the Company, at (832) 241-6330 or by e-mail to investorreltations@aeti.com.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Transaction. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K/A for the fiscal year ended December 31, 2018, filed with the SEC on April 30, 2019. Additional information regarding the participants in the proxy solicitation relating to the proposed transaction and a description of their direct and indirect interests will be contained in the proxy statement when it becomes available.

Stabilis and its managers, directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. A list of the names of such managers, directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the Company’s Special Meeting of stockholders related to the proposed Transaction when available.

Disclaimer

This press release is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities.

4